Exhibit 99.1

180 Life Sciences provides update on progress to seek Medicines and Healthcare products Regulatory Agency marketing authorization for anti-TNF treatment of early stage Dupuytren’s contracture

PALO ALTO, Calif., November 30, 2022 -- 180 Life Sciences Corp. (NASDAQ: ATNF) (“180 Life Sciences” or the “Company”), today announced that the Company and its regulatory consultants from the US and the UK, met with the UK Medicines and Healthcare products Regulatory Agency (MHRA) scientific advice committee for the second time on October 31, 2022. The Company provided additional data to MHRA concerning the use of nodule size and hardness as surrogate markers relating to eventual finger contraction in Dupuytren’s disease, and raised a series of questions to MHRA. On November 23, 2022, the Company received formal written scientific advice regarding such matters.

The MHRA reviewed the primary and secondary endpoints in the Repurposing Anti-TNF for Treating Dupuytren's Disease (RIDD) trial and the data provided by the Company. They noted that it has not been shown that reducing nodule size via treatment would lead to improvements in terms of disease progression, which the Company understands, and requested support for a correlation with clinical outcomes. The MHRA also asked for additional literature supporting the clinical safety of adalimumab from other approved indications such as rheumatoid arthritis. The Company plans to provide further information to the MHRA to address its comments.

Based on the responses from the MHRA, Alexander (Zan) Fleming, Founder and Executive Chairman of Kinexum, the Company’s consultant, and a former FDA reviewer, said “We believe from the written responses that MHRA would likely review, and could approve, a marketing approval application (MAA), provided the Agency’s questions about endpoints and data interpretation are adequately addressed.”

Dr. James Woody, CEO of 180 Life Sciences, stated, “Based on the advice of our consultants, the Company is planning to prepare a MAA with the aim to submit to the MHRA during 2023.” However, there is no assurance that such a submission will be timely filed, or favorably received or approved.

“We see this as the continuation of our clinical and regulatory plan to address the huge unmet medical needs of patients with progressive early-stage Dupuytren’s disease which affects approximately four percent of the Western population,” continued Dr. James Woody, CEO of 180 Life Sciences.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company driving ground-breaking studies into clinical programs which are seeking to address major unmet medical needs. The Company’s focus is a novel program to treat several inflammatory disorders using anti-TNF (tumor necrosis factor).

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements regarding the timing of our planned MAA, our ability to obtain approval and acceptance thereof, the willingness of MHRA to review such MAA, and our ability to address outstanding comments and questions from the MHRA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180 Life Science’s drug candidates, including potential delays in the enrollment and completion of clinical trials, issues raised by the U.S. Food and Drug Administration (FDA) and Medicines and Healthcare products Regulatory Agency (MHRA); the ability of the Company to persuade MHRA that chosen endpoints do not require further validation; timing to complete required studies and trials, and timing to obtain governmental approvals; the accuracy of simulations and the ability to reproduce the outcome of such simulations in real world trials; 180 Life Sciences’ reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180 Life Sciences planned products; unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims; 180 Life Sciences’ ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities; the timing of filing, the timing of governmental review, and outcome of, planned Investigational New Drug (IND) applications for drug candidates; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; the availability and cost of materials required for trials; the risk that initial drug results are not predictive of future results or will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; the progress of our clinical trials; our ability to find and enter into agreements with potential partners; our ability to attract and retain key personnel; changing market and economic conditions; our ability to produce acceptable batches of future products in sufficient quantities; unexpected manufacturing defects; manufacturing difficulties and delays; competition, including technological advances, new products and patents attained by competitors; challenges to patents; product efficacy or safety concerns resulting in product recalls or regulatory action; changes in behavior and spending patterns of purchasers of health care products and services; changes to applicable laws and regulations, including global health care reforms; expectations with respect to future performance, growth and anticipated acquisitions; the continued listing of the Company’s securities on The NASDAQ Stock Market, including the Company’s current non-compliance with such continued listing requirements due to the trading price of the Company’s securities; expectations regarding the capitalization, resources and ownership structure of the Company; expectations with respect to future performance, growth and anticipated acquisitions; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for its potential drug products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding; and the effect of rising interest rates and inflation, and economic downturns and recessions. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”—“SEC Filings”—“All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company, the results of the Company’s clinical trial results and studies or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise provided by law.

 Investors:

Jason Assad
Director of IR
180 Life Sciences Corp
(678) 570-6791
Jason@180lifesciences.com